EXHIBIT 10.3

EXECUTION COPY

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 27, 2011, among Angiotech Pharmaceuticals, Inc., a corporation organized under the Business Corporation Act of the Province of British Columbia (the “Company”), the Guarantors under the Indenture (as defined and referred to below) and U.S. Bank National Association, as successor to Deutsche Bank National Trust Company, successor to Wells Fargo Bank, N.A., as trustee (the “Trustee”) under the Indenture. All capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Indenture.

W I T N E S S E T H :

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 23, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance of the Company’s 7.75% Senior Subordinated Notes Due 2014 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that under certain circumstances the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the outstanding Notes, may amend or supplement the Indenture;

WHEREAS, on October 29, 2010, the Company and the Guarantors entered into a supplemental indenture in order to extend the grace period for payment of interest due on the Notes from 30 days to 60 days prior to the occurrence of an Event of Default;

WHEREAS, on November 29, 2010, the Company and the Guarantors entered into a supplemental indenture in order to further extend the grace period for payment of interest due on the Notes from 60 days to 90 days prior to the occurrence of an Event of Default;

WHEREAS, on December 21, 2010, the Company and the Guarantors entered into a supplemental indenture in order to further extend the grace period for payment of interest due on the Notes from 90 days to 120 days prior to the occurrence of an Event of Default;

WHEREAS, the Board of Directors of the Company has determined that it is in the Company’s best interest to enter into, and has authorized the execution of, this Supplemental Indenture in order to further extend the grace period for payment of interest due on the Notes from 120 days to 211 days prior to the occurrence of an Event of Default (the “Amendment”);

WHEREAS, the holders of at least a majority in aggregate principal amount of the outstanding Notes have consented to the Amendment and the Company has filed with the Trustee evidence of such consent satisfactory to the Trustee; and

WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

2. Amendment to Indenture. Section 6.01(1) of the Indenture is hereby amended and restated as follows:

“default for 211 days in the payment when due of interest on, or Additional Interest, if any, with respect to, the Notes, whether or not prohibited by the subordination provisions of this Indenture;”

3. Opinion of Counsel. Concurrently with the execution and delivery of this Supplemental Indenture, the Company shall deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel in accordance with the terms set forth in Sections 7.02, 9.02, 13.04 and 13.05 of the Indenture.

4. Successors. All agreements of the Company and the Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

5. Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE. The parties to this Supplemental Indenture each hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Supplemental Indenture, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (including any facsimile) shall be an original, but all of them together represent the same agreement.

7. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

8. Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Guarantors and not of the Trustee.

9. Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture or the Indenture by the Trust Indenture Act of 1939, as amended, as in force at the date that this Supplemental Indenture is executed, the provisions required by said Act shall control.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

[Signature Page to Supplemental Indenture]

0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent
Title: President

[Signature Page to Supplemental Indenture]

AFMEDICA, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH AMERICA, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH BIOCOATINGS CORP.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH DELAWARE, INC. (F/K/A AMERICAN MEDICAL INSTRUMENTS, INC.)

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH FLORIDA HOLDINGS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH INTERNATIONAL HOLDINGS, CORP.

By:	/s/ Jay Dent
Name: Jay Dent
Title: President

[Signature Page to Supplemental Indenture]

ANGIOTECH PHARMACEUTICALS (US), INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

B.G. SULZLE, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

MANAN MEDICAL PRODUCTS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

MEDICAL DEVICE TECHNOLOGIES, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

NEUCOLL, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

QUILL MEDICAL, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

SURGICAL SPECIALTIES CORPORATION

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

SURGICAL SPECIALTIES PUERTO RICO, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

[Signature Page to Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Timothy Sandell
Name: Timothy Sandell
Title: Vice President

[Signature Page to Supplemental Indenture]